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                       RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                        as Purchaser,

                                             and

                               RESIDENTIAL FUNDING CORPORATION

                                          as Seller

                                       ________________

                                 HOME LOAN PURCHASE AGREEMENT

                                Dated as of September 1, 2006

                                       ________________

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Exhibit A         Home Loan Schedule
Exhibit B         Standard & Poor's Glossary For File Format For LEVELS(R)Version 5.7 Revised

        This  HOME  LOAN  PURCHASE  AGREEMENT  (this  "Agreement"  or  "Home  Loan  Purchase
Agreement"),  dated as of September 1, 2006, is made between  Residential  Funding Corporation
(the "Seller") and Residential Funding Mortgage Securities II, Inc. (the "Purchaser").

                                    W I T N E S S E T H :

        WHEREAS,  the Seller  owns Home  Loans and the  Related  Documents  for the Home Loans
indicated on the Home Loan  Schedule  attached as Exhibit A hereto  (collectively,  the "Home
Loans"),  including  rights to (a) any  property  acquired by  foreclosure  or deed in lieu of foreclosure  or otherwise,  and (b) the proceeds of any insurance  policies  covering the Home
Loans;

        WHEREAS,  the  parties  hereto  desire  that the  Seller  sell  the Home  Loans to the
Purchaser  pursuant to the terms of this Agreement  together with the Related Documents on the
Closing Date;

        WHEREAS,  pursuant to the terms of the Trust  Agreement,  the Purchaser  will sell the
Home Loans to the Issuer in exchange for the Securities;

        WHEREAS,  pursuant  to the terms of the Trust  Agreement,  the  Issuer  will issue and transfer to or at the direction of the Depositor, the Certificates;

        WHEREAS,  pursuant to the terms of the  Indenture,  the Issuer will issue and transfer to or at the direction of the Depositor, the Notes; and

        WHEREAS,  pursuant to the terms of the Servicing  Agreement,  the Master Servicer will service the Home Loans directly or through one or more Subservicers.

        NOW,  THEREFORE,  in  consideration  of the mutual  covenants  herein  contained,  the parties hereto agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.1.     Definitions.  For all purposes of this Home Loan Purchase  Agreement,  except as otherwise expressly provided herein or unless the context otherwise  requires,  capitalized terms not  otherwise  defined  herein  shall have the  meanings  assigned to such terms in the
Definitions  contained  in  Appendix  A to  the  Indenture,  dated  September  28,  2006  (the
"Indenture"),  between Home Loan Trust 2006-HI4,  as issuer, and JPMorgan Chase Bank, N.A., as indenture  trustee,  which is incorporated by reference  herein.  All other  capitalized terms used herein shall have the meanings specified herein.

ARTICLE II

                      SALE OF HOME LOANS AND RELATED PROVISIONS

Section 2.1.     Sale  of Home Loans.  (a) The Seller,  by the execution and delivery of  this  Agreement,  does  hereby  sell,  assign,  set  over,  and  otherwise  convey  to the
Purchaser,  without  recourse,  all of its  right,  title  and  interest  in, to and under the following,  and wherever  located:  (i) the Home Loans, all interest  accruing thereon and all collections  in respect  thereof  received on or after the Cut-off Date;  (ii) property  which secured  a Home  Loan  and  which  has  been  acquired  by  foreclosure  or  deed  in  lieu of foreclosure;  (iii) the  interest  of the Seller in any  insurance  policies in respect of the
Home Loans;  and (iv) all proceeds of the  foregoing.  Such  conveyance  shall be deemed to be made, with respect to the Cut-off Date Loan Balances,  as of the Closing Date,  subject to the receipt by the  Seller of  consideration  therefor  as  provided  herein  under  clause (b) of
Section 2.2.

(b)     In connection with such conveyance,  the Seller further agrees, at its own expense, on or prior to the Closing  Date to  indicate  in its books and records  that the Home Loans have been sold to the Purchaser  pursuant to this  Agreement  and to deliver to the Purchaser  true and  complete  lists of all of the Home Loans  specifying  for each Home Loan (i) its  account number and (ii) its Cut-off Date Loan  Balance.  Such lists,  which form part of the Home Loan
Schedule,  shall be marked as Exhibit A to this  Agreement  and are hereby  incorporated  into and made a part of this Agreement.

(c)     On or before the Closing Date, in connection with such  conveyance by the Seller,  the
Seller shall on behalf of the  Purchaser  (1) with  respect to each Home Loan,  deliver to the
Master Servicer (or an Affiliate of the Master  Servicer)each  of the documents or instruments described in clause (ii) below (and the Master  Servicer  shall hold (or cause such  Affiliate to hold) such documents or  instruments in trust for the use and benefit of the  Noteholders),
(2) with respect to each MOM Loan,  deliver to and deposit with the  Custodian,  the documents or  instruments  described  in clauses (i) and (v) below,  (3) with  respect to each Home Loan that is not a MOM Loan but is  registered  on the MERS(R)System,  deliver to and deposit  with the Custodian,  the documents or instruments  described in clauses (i), (iv) and (v) below and
(4) with respect to each Home Loan that is not a MOM Loan and is not  registered  on the MERS(R)
System,  deliver to and deposit with the Custodian,  the documents or instruments described in clauses (i), (iii), (iv) and (v) below.

(i)     The original Mortgage Note endorsed without recourse to the Indenture Trustee and showing an unbroken chain of endorsement from the originator thereof to the Person endorsing it or, with respect to any Home Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note
        Affidavit from the related seller or Residential Funding Corporation stating the original Mortgage Note was lost, misplaced or destroyed together with a copy of such
        Note.

(ii)    The original Mortgage, noting the presence of the MIN of the Home Loan and language indicating that the Home Loan is a MOM Loan if the Home Loan is a MOM Loan, with evidence of recording indicated thereon, or, if the original Mortgage has not yet been returned from the public recording office,  a copy of the original Mortgage with evidence of recording indicated thereon.

(iii)   The assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage recorded to "JPMorgan Chase Bank, N.A. as indenture trustee" c/o the Seller at an address specified by the Seller.

(iv)    Originals of any intervening assignments of the Mortgage, with evidence of recording noted thereon or attached thereto, or a copy of such original intervening assignment with evidence of recording indicated thereon.

(v)     A true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Home Loan.

        Within  the time  period for the  review of each  Custodial  File set forth in Section
2.03 of the Custodial  Agreement,  if a defect or omission in any Custodial File is discovered which  may  materially  and  adversely  affect  the value of the  related  Home  Loan,  or the interests  of the  Indenture  Trustee (as pledgee of the Home  Loans),  the  Noteholders,  the
Certificateholders  or the Credit Enhancer in such Home Loan,  including the Seller's  failure to deliver any document  required to be delivered to the  Custodian on behalf of the Indenture
Trustee  (provided  that a  Custodial  File  will not be deemed  to  contain  a defect  for an unrecorded  assignment  under clause (iii) above if the Seller has submitted  such  assignment for recording or if such  assignment  is not required to be recorded  pursuant to the terms of the  following  paragraph),  the Seller  shall cure such defect,  repurchase  the related Home
Loan at the Repurchase  Price or substitute an Eligible  Substitute  Loan for the related Home
Loan upon the same terms and  conditions  set forth in Section  3.1  hereof  for  breaches  of representations  and  warranties  as to the Home  Loans.  As set forth in Section  2.03 of the
Custodial  Agreement,  the Custodian shall deliver to the Indenture Trustee a certificate (the
"Interim  Certification")  to the effect that all documents  required to be delivered pursuant to this  Subsection  2.1(c) have been executed and received and that such documents  relate to the Home Loans  identified  on the Home Loan  Schedule,  except for any  exceptions  listed on
Schedule B attached to such Interim Certification.

        Within 60 days after the receipt by the Master Servicer of the recording  information, the Seller at its own expense  shall  complete  and submit for  recording  in the  appropriate public office for real property  records each of the  assignments  referred to in clause (iii)
above.  While such assignment to be recorded is being  recorded,  the Custodian shall retain a photocopy  of  such  assignment.  If any  assignment  is lost or  returned  unrecorded  to the
Custodian  because  of any defect  therein,  the Seller is  required  to prepare a  substitute assignment  or cure  such  defect,  as the  case  may be,  and the  Seller  shall  cause  such assignment  to be  recorded  in  accordance  with  this  paragraph.  In  connection  with  the assignment of any Home Loan  registered on the MERS(R)System,  the Seller  further  agrees that it will cause,  at the Seller's own expense,  within 30 Business  Days after the Closing Date, the MERS(R)System to  indicate  that such Home Loans have been  assigned  by the Seller to the
Purchaser in  accordance  with this  Agreement,  by the  Purchaser to the Trust in  accordance with the terms of the Trust  Agreement  and by the Trust,  to the  Indenture  Trustee  for the
benefit of the  Noteholders,  pursuant to the  Indenture,  by including (or  deleting,  in the case of Home Loans which are  repurchased in accordance  with this Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trust and (b) the code in the field "Pool Field" which  identifies  the series of the Notes issued in  connection  with such
Home  Loans.  The  Seller  further  agrees  that it will not,  and will not  permit the Master
Servicer  to alter  the codes  referenced  in this  paragraph  with  respect  to any Home Loan during the term of this  Agreement,  the Trust  Agreement and the Indenture,  unless and until such Home Loan is repurchased in accordance with the terms of this Agreement.

        In the event that the Seller  delivers  to the  Custodian  on behalf of the  Indenture
Trustee  any  Mortgage  Note or  assignment  in blank,  the Seller  shall,  or shall cause the
Custodian  to,   complete  the  endorsement  of  the  Mortgage  Note  and  the  assignment  in conjunction with the Interim Certification issued by the Custodian.

        In instances where an original Mortgage or any original intervening assignment of
Mortgage was not, in accordance with clause (ii), (iii), (iv) or (v) above (or copies thereof as permitted in this Section 2.1(c) above), delivered by the Seller to the respective Custodian prior to or concurrently with the execution and delivery of this
Agreement, the Seller will deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.

        The Purchaser hereby  acknowledges its acceptance of all right,  title and interest to the property, conveyed to it pursuant to this Section 2.1.

(d)     The parties hereto intend that the transactions set forth herein  constitute a sale by the Seller to the Purchaser of all the Seller's  right,  title and interest in and to the Home
Loans and other property as and to the extent  described  above. In the event the transactions set forth  herein are deemed not to be a sale,  the Seller  hereby  grants to the  Purchaser a security  interest in all of the Seller's  right,  title and interest in, to and under (i) the
Home Loans,  all interest  accruing thereon and all collections in respect thereof received on or after  the  Cut-off  Date;  (ii)  property  which  secured  a Home  Loan and which has been acquired by  foreclosure or deed in lieu of  foreclosure;  (iii) the interest of the Seller in any insurance  policies in respect of the Home Loans;  and (iv) all proceeds of the foregoing, and such  other  property,  to secure  all of the  Seller's  obligations  hereunder,  and this
Agreement shall  constitute a security  agreement  under  applicable law. The Seller agrees to take or cause to be taken  such  actions  and to execute  such  documents,  including  without limitation  the  filing of all  necessary  UCC-1  financing  statements  filed in the State of
Delaware  (which shall have been  submitted  for filing  within 10 days  following the Closing
Date),  any continuation  statements with respect thereto and any amendments  thereto required to  reflect a change in the name or  corporate  structure  of the  Seller or the filing of any additional  UCC-1  financing  statements  due  to  the  change  in  the  principal  office  or jurisdiction  of  incorporation  of the Seller,  as are  necessary  to perfect and protect the
Purchaser's interests in each Home Loan and the proceeds thereof.

Section 2.2.   Payment of Purchase  Price.  (a) The "Purchase  Price" for the Home Loans shall be an amount equal to  $272,486,184.31  in  immediately  available  funds,  together  with the
Certificates.

(b)     In  consideration  of the sale of the Home Loans from the Seller to the  Purchaser  on the Closing Date,  the Purchaser  shall pay to the Seller on the Closing Date by wire transfer of  immediately  available  funds to a bank  account  designated  by the  Seller,  the  amount specified  above in clause (a);  provided,  that such payment may be on a net funding basis if agreed by the Seller and the Purchaser.

ARTICLE III

                               REPRESENTATIONS AND WARRANTIES;
                                     REMEDIES FOR BREACH

Section 3.1.     Seller  Representations  and Warranties.  The Seller  represents and warrants to the Purchaser,  as of the Closing Date (or if otherwise  specified below, as of the date so specified):

(a)     As to the Seller:

(i)     The Seller is a  corporation  duly  organized,  validly  existing and in good standing under the laws of the State of  Delaware  and has the corporate power to own its assets and to transact the business in which it is currently  engaged.  The Seller is duly qualified to do business as a foreign  corporation  and is in good standing in each  jurisdiction  in  which  the  character  of  the  business  transacted  by it or properties owned or leased by it requires such  qualification and in which the failure to so qualify  would  have a  material  adverse  effect on the  business,  properties, assets or condition (financial or other) of the Seller;

(ii)    The Seller has the power and  authority  to make,  execute,  deliver  and  perform its obligations under this Agreement and all of the transactions  contemplated  under this
        Agreement,  and has taken all necessary  corporate  action to authorize the execution, delivery  and  performance  of this  Agreement.  When  executed  and  delivered,  this
        Agreement  will  constitute  the legal,  valid and  binding  obligation  of the Seller enforceable in accordance  with its terms,  except as enforcement of such terms may be limited by  bankruptcy,  insolvency  or similar  laws  affecting  the  enforcement  of creditors' rights generally and by the availability of equitable remedies;

(iii)   The Seller is not  required to obtain the consent of any other  Person or any consent, license,  approval or  authorization  from, or registration  or declaration  with, any governmental authority,  bureau or agency in connection with the execution,  delivery, performance,  validity or enforceability of this Agreement,  except for such consents, licenses,  approvals or  authorizations,  or registrations  or declarations,  as shall have been obtained or filed, as the case may be;

(iv)    The execution and delivery of this Agreement and the  performance of the  transactions contemplated  hereby by the Seller will not violate any  provision of any existing law or  regulation  or any order or decree of any court  applicable  to the  Seller or any provision of the Certificate of Incorporation  or Bylaws of the Seller,  or constitute a material  breach of any mortgage,  indenture,  contract or other  agreement to which the Seller is a party or by which the Seller may be bound;

(v)     No  litigation  or  administrative  proceeding  of or before  any court,  tribunal  or governmental body is currently pending,  or to the knowledge of the Seller threatened, against the Seller or any of its  properties or with respect to this  Agreement or the
        Certificates  which in the  opinion  of the  Seller  has a  reasonable  likelihood  of resulting  in a  material  adverse  effect on the  transactions  contemplated  by this
        Agreement;

(vi)    This  Agreement  constitutes  a legal,  valid and  binding  obligation  of the Seller, enforceable  against the Seller in accordance with its terms, except as enforceability may be limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws now or hereafter in effect  affecting the enforcement of creditors'
        rights in  general  and  except  as such  enforceability  may be  limited  by  general principles of equity (whether considered in a proceeding at law or in equity);

(vii)   This  Agreement  constitutes a valid  transfer and  assignment to the Purchaser of all right,  title and  interest of the Seller in, to and under the Home Loans,  all monies due or to become due with respect thereto,  and all proceeds of such Cut-off Date Loan
        Balances  with  respect  to the Home  Loans  and such  funds as are from  time to time deposited in the Custodial  Account  (excluding  any investment  earnings  thereon) as assets of the Trust and all other  property  specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by the Seller;

(viii)  The Seller is not in default  with  respect to any order or decree of any court or any order,  regulation or demand or any federal,  state, municipal or governmental agency, which default might have  consequences  that would materially and adversely affect the condition  (financial or other) or operations of the Seller or its properties or might have  consequences that would materially  adversely affect its performance  hereunder;
        and

(ix)    The Seller has not  transferred  the Home  Loans to the  Purchaser  with any intent to hinder, delay or defraud any of its creditors.

(b)     As to the Home Loans:

(i)     The  information set forth in the Home Loan Schedule with respect to each Home Loan is true and correct in all  material  respects as of the date or dates  respecting  which such information is furnished;

(ii)    [Reserved];

(iii)   The related  Mortgage  Note and the Mortgage  have not been  assigned or pledged,  the
        Seller  has good and  marketable  title  thereto  and the Seller is the sole owner and holder of the Home Loan free and  clear of any and all  liens,  claims,  encumbrances, participation  interests,  equities,  pledges,  charges or security  interests  of any nature and has full right and authority,  under all governmental and regulatory bodies having  jurisdiction  over the  ownership  of the  applicable  Home  Loans to sell and assign the same pursuant to this Agreement;

(iv)    To the best of Seller's knowledge,  there is no valid offset,  defense or counterclaim of any obligor under any Mortgage;

(v)     To the best of Seller's  knowledge,  there is no delinquent  recording or other tax or fee or assessment lien against any related Mortgaged Property;

(vi)    To the best of Seller's  knowledge,  there is no proceeding  pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii)   To the best of Seller's knowledge,  there are no mechanics' or similar liens or claims which have been filed for work,  labor or material  affecting  the  related  Mortgaged
        Property which are, or may be liens prior or equal to, or  subordinate  with, the lien of the related  Mortgage,  except liens which are fully  insured  against by the title insurance policy referred to in clause (xi);

(viii)  As of the Cut-off Date, none of the Home Loans were 30 or more days delinquent;

(ix)    For each Home Loan,  the related  Custodial  File  contains  each of the documents and instruments specified to be included therein;

(x)     Each  Home  Loan at the  time it was  made  complied  in all  material  respects  with applicable  local,  state and federal laws including but not limited to all applicable anti-predatory lending laws and usury laws;

(xi)    A policy of title  insurance in the form and amount  required by the Program Guide was effective  as of the  closing  of each  Home  Loan and each  such  policy is valid and remains in full  force and  effect,  and a title  search or other  assurance  of title customary in the relevant  jurisdiction was obtained with respect to each Home Loan as to which no title insurance policy or binder was issued;

(xii)   None of the Mortgaged  Properties is a mobile home that is permanently attached to its foundation and none of the Mortgaged  Properties are  manufactured  housing units that are not permanently attached to their foundation;

(xiii)  Approximately  7.5% of the Cut-off  Date Loan Balance of the Home Loans are secured by
        Mortgaged Properties located in Ohio;

(xiv)   Approximately  86.12% of the Home Loans by Cut-Off Date Loan  Balance,  had a Combined
        Loan-to-Value Ratio in excess of 100%;

(xv)    Approximately  0.1% of the mortgage  loans in the mortgage pool are loans that,  under applicable  state or local law in effect at the time of  origination  of the loan, are referred  to as  (1)  "high  cost"  or  "covered"  loans  or  (2)  any  other  similar designation if the law imposes greater  restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

(xvi)   None of the  proceeds  of any Home Loan were used to finance  the  purchase  of single premium credit insurance policies;

(xvii)  The Seller will submit for filing or cause to be submitted for filing UCC-1  financing statements in accordance with the terms of this Agreement;

(xviii) Each Mortgage is substantially  similar to one another and constitutes a legal,  valid and binding  obligation of the related  Mortgagor  enforceable in accordance  with its terms except as may be limited by  bankruptcy,  insolvency  or similar laws  affecting generally the enforcement of creditor's rights;

(xix)   To the best of Seller's  knowledge,  the physical property subject to each Mortgage is free of material damage and is in good repair;

(xx)    The Seller has not  received a notice of default of any senior  mortgage  loan related to a  Mortgaged  Property  which has not been cured by a party  other than the related
        Subservicer;

(xxi)   No Home Loan has a prepayment  penalty  term that extends  beyond five years after the date of origination;

(xxii)  None of the Home Loans are reverse Home Loans;

(xxiii) None of the Home  Loans  have a  remaining  term to  stated  maturity  of less than 46 months.  As of the Cut-off Date, the Loan Rates on the Home Loans range between 6.000%
        per annum and 17.000% per annum and the weighted  average  Loan Rate is  approximately
        12.5187% per annum.  The weighted  average  remaining  term to stated  maturity of the
        Home Loans as of the Cut-off Date is approximately 246 months;

(xxiv)  (A) Each  Mortgaged  Property  with  respect  to the Home Loans  consists  of a single parcel of real property with a single family residence erected thereon,  a two-to-four family  residence  erected  thereon,  or improved by an individual  condominium  unit, planned  unit  development,  manufactured  home,  multi-family  mixed-use  attachment, modular  unit or  townhouse.  (B) With  respect  to the Home  Loans (i)  approximately
        11.53% (by  Cut-off  Date Loan  Balance)  are  secured by real  property  improved  by
        individual  condominium  units,  modular  units,   manufactured  homes,   multi-family
        mixed-use   attachments,   planned  unit  developments   (attached  and  detached)  or
        townhouses/rowhouses  (attached and detached),  (ii) approximately  87.60% (by Cut-off
        Date Loan  Balance)  of the Home  Loans are  secured  by real  property  with a single family residence erected thereon and (iii)  approximately  0.87% (by Cut-off Date Loan
        Balance)  of the Home Loans are secured by real  property  with a  two-to-four  family residence;

(xxv)   Approximately  98.9% of the Home  Loans are  secured by second  mortgages  or deeds of trust;

(xxvi)  If any of the Home Loans are secured by a  leasehold  interest,  with  respect to each leasehold  interest,  the use of leasehold  estates for  residential  properties is an accepted  practice  in the area  where the  related  Mortgaged  Property  is  located;
        residential  property  in  such  area  consisting  of  leasehold  estates  is  readily marketable;  the  lease  is  recorded  and no  party  is in any way in  breach  of any provision of such lease;  the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold  could be terminated;  and the remaining  term of the  lease  does not  terminate  less  than  five  years  after the maturity date of such Home Loan;

(xxvii) Each Subservicer meets all applicable  requirements under the Servicing Agreement,  is properly  qualified  to service the Home Loans and has been  servicing  the Home Loans prior to the Cut-off Date in accordance with the terms of the Program Guide;

(xxviii)       For each Home Loan, if required,  as of the Cut-off Date,  flood  insurance has been  obtained  which  meets  all  applicable  requirements  of  Section  3.04  of the
        Servicing  Agreement.  For each Home Loan,  hazard  insurance has been obtained  which meets all applicable requirements of Section 3.04 of the Servicing Agreement;

(xxix)  There is no material  default,  breach,  violation or event of  acceleration  existing under the terms of any Mortgage  Note or Mortgage and no event which,  with notice and expiration of any grace or cure period,  would constitute a material default,  breach, violation or event of  acceleration  under the terms of any Mortgage Note or Mortgage, and no such material  default,  breach,  violation or event of  acceleration  has been waived by the Seller or by any other  entity  involved in  originating  or servicing a
        Home Loan;

(xxx)   No  instrument  of release or waiver has been  executed  in  connection  with the Home
        Loans,  and no Mortgagor has been released,  in whole or in part from its  obligations in connection with a Home Loan;

(xxxi)  With  respect to each Home Loan that is a second  lien,  either (i) no consent for the
        Home Loan was  required by the holder of the related  prior lien or liens or (ii) such consent has been obtained and is contained in the Custodial File;

(xxxii) With respect to each Home Loan, either (i) the Home Loan is assumable  pursuant to the terms of the Mortgage  Note, or (ii) the Home Loan contains a customary  provision for the  acceleration of the payment of the unpaid  principal  balance of the Home Loan in the event the  related  Mortgaged  Property is sold  without the prior  consent of the mortgagee thereunder;

(xxxiii)       Each Custodial File either  contains (a) an original  Mortgage Note or (b) with respect to any Home Loan as to which the original  Mortgage Note has been  permanently lost or destroyed and has not been  replaced,  a Lost Note  Affidavit  together with a copy of such Mortgage Note;

(xxxiv) No Home Loan was  originated  on or after  October 1, 2002 and  before  March 7, 2003, which is secured by property located in the State of Georgia;

(xxxv)  No Home Loan,  except as  provided in clause  (xxxvi),  is a High Cost Loan or Covered
        Loan, as applicable  (as such terms are defined in Appendix E of the Standard & Poor's
        Glossary  For File Format For LEVELS(R)Version 5.7  (attached  hereto as Exhibit  B));
        provided  that no  representation  and  warranty  is made in this  clause  (xxxv) with respect to any Home Loan  secured by property  located in the States of Kansas or West
        Virginia; and

(xxxvi) As of the Cut-Off Date,  approximately 0.1% of the Home Loans were subject to the Home
        Ownership and Protection Act of 1994, referred to as the Homeownership Act.

        Upon discovery by Seller or upon notice from the Purchaser,  the Credit Enhancer,  the
Issuer,  the Owner  Trustee,  the Indenture  Trustee or the  Custodian,  as  applicable,  of a breach of any  representation  or warranty in clause (a) above which  materially and adversely affects the  interests of the  Securityholders  or the Credit  Enhancer in any Home Loan,  the
Seller  shall,  within 45 days of its  discovery  or its  receipt  of  notice of such  breach, either (i) cure such  breach in all  material  respects or (ii) to the extent that such breach is with respect to a Home Loan or a Related  Document,  either (A)  repurchase  such Home Loan from the Trust at the Repurchase  Price,  or (B)  substitute  one or more Eligible  Substitute
Loans for such Home  Loan,  in each case in the  manner  and  subject  to the  conditions  and limitations set forth below.

(c)     Upon discovery by the Seller or upon notice from the Purchaser,  the Credit  Enhancer, the Issuer,  the Owner Trustee,  the Indenture Trustee or the Custodian,  as applicable,  of a breach of any  representation  or warranty  in clause (b) above with  respect to any Home Loan or upon the  occurrence  of a  Repurchase  Event that  materially  and  adversely  affects the interests  of the  Securityholders  or the Credit  Enhancer or of the  Purchaser  in such Home
Loan  (notice of which shall be given to the  Purchaser  by the Seller,  if it  discovers  the same),  notwithstanding  the Seller's lack of knowledge  with respect to the substance of such representation  and warranty or Repurchase  Event, the Seller shall,  within 90 days after the earlier of its discovery or receipt of notice  thereof,  either cure such breach or Repurchase
Event in all material  respects or either (i) repurchase  such Home Loan from the Trust at the
Repurchase  Price,  or (ii)  substitute  one or more Eligible  Substitute  Loans for such Home
Loan,  in each case in the  manner and  subject  to the  conditions  set forth  below.  If the breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase  or substitute a Home Loan  pursuant to this Section 3.1 was the  representation  and warranty set forth in clause (x) of Section  3.1(b),  then the Seller shall pay,  concurrently  with and in addition  to  the  remedies  provided  in the  preceding  sentence,  an  amount  equal  to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust,  and that  directly  resulted  from such  breach,  or if incurred and paid by the Trust thereafter,  concurrently  with  such  payment.  The  Repurchase  Price for any such Home Loan repurchased  by the  Seller  and any  amounts  paid  by the  Seller  in  connection  with  the preceding  sentence  shall be deposited  or caused to be  deposited by the Master  Servicer in the Custodial Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

        The Seller may only  substitute  an  Eligible  Substitute  Loan or Loans for a Deleted
Loan  pursuant to this Section  3.1(c) if the Seller  obtains an Opinion of Counsel  generally to the effect  that the  substitution  of an Eligible  Substitute  Loan or Loans for a Deleted
Loan will not cause an entity  level  federal or state  income tax to be imposed on the Trust.
The Seller  shall also deliver to the  Custodian on behalf of the Trust,  with respect to such
Eligible  Substitute  Loan or Loans,  the original  Mortgage Note and all other  documents and agreements as are required by Section  2.1(c),  with the Mortgage Note endorsed as required by
Section  2.1(c).  No substitution  will be made in any calendar month after the  Determination
Date for such month.  Monthly  Payments due with respect to Eligible  Substitute  Loans in the month of  substitution  shall  not be part of the  Trust and will be  retained  by the  Master
Servicer  and  remitted by the Master  Servicer to the Seller on the next  succeeding  Payment
Date,  provided  that a payment at least  equal to the  applicable  Monthly  Payment  has been received  by the  Trust,  for such  month in respect  of the  Deleted  Loan.  For the month of substitution,  distributions  to the Custodial  Account  pursuant to the  Servicing  Agreement will  include the  Monthly  Payment due on a Deleted  Loan for such month and  thereafter  the
Seller shall be entitled to retain all amounts  received in respect of such Deleted Loan.  The
Master  Servicer  shall  amend or cause to be amended  the Home Loan  Schedule  to reflect the removal of such Deleted Loan and the  substitution  of the Eligible  Substitute  Loan or Loans and the Master  Servicer  shall  deliver  the  amended  Home Loan  Schedule  to the  Indenture
Trustee.  Upon such  substitution,  the Eligible  Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing  Agreement in all respects,  the Seller shall be
deemed  to  have  made  the   representations  and  warranties  (other  than  any  statistical representation  or  warranty)  with  respect  to the  Eligible  Substitute  Loan set  forth in
Section  3.1(b)  as of the  date of  substitution,  and  the  Seller  shall  be  obligated  to repurchase or substitute for any Eligible  Substitute Loan as to which a Repurchase  Event has occurred as provided  herein.  In  connection  with the  substitution  of one or more Eligible
Substitute  Loans for one or more  Deleted  Loans,  the Master  Servicer  will  determine  the amount (such  amount,  a  "Substitution  Adjustment  Amount"),  if any, by which the aggregate principal  balance of all such Eligible  Substitute  Loans as of the date of  substitution  is less than the  aggregate  principal  balance of all such Deleted Loans (after  application  of the principal  portion of the Monthly  Payments due in the month of  substitution  that are to be  distributed  to the  Custodial  Account in the month of  substitution).  The Seller  shall deposit the amount of such  shortfall into the Custodial  Account on the day of  substitution, without any reimbursement therefor.

        Upon  receipt by the  Indenture  Trustee on behalf of the Trust and the  Custodian  of written  notification,  signed by a Servicing Officer, of the deposit of such Repurchase Price or of such  substitution of an Eligible  Substitute  Loan (together with the related  Mortgage
File) and deposit of any applicable  Substitution  Adjustment  Amount as provided  above,  the
Master  Servicer (or an Affiliate of the Master  Servicer) or the  Custodian,  as the case may be, on behalf of the Indenture  Trustee,  shall  release the contents of any related  Mortgage
File in its  possession  for the  Home  Loan  being  repurchased  or  substituted  for and the
Indenture  Trustee on behalf of the Trust  shall  execute  and  deliver  such  instruments  of transfer or assignment  prepared by the Master  Servicer,  in each case without  recourse,  as shall be  necessary  to vest in the Seller or its designee  such Home Loan  released  pursuant hereto and thereafter such Home Loan shall not be an asset of the Trust.

        It is understood and agreed that the  obligation of the Seller to cure any breach,  or to repurchase  or substitute  for, any Home Loan as to which such a breach has occurred and is continuing  shall  constitute  the  sole  remedy  respecting  such  breach  available  to  the
Purchaser,  the  Issuer,  the  Certificateholders  (or the  Owner  Trustee  on  behalf  of the
Certificateholders)   and  the  Noteholders  (or  the  Indenture  Trustee  on  behalf  of  the
Noteholders) against the Seller.

        It is understood and agreed that the  representations and warranties set forth in this
Section  3.1  shall  survive  delivery  of the  respective  Custodial  Files to the  Indenture
Trustee, or the Custodian.

ARTICLE IV

                                      SELLER'S COVENANTS

Section 4.1.     Covenants of the Seller.  The Seller hereby  covenants  that,  except for the transfer  hereunder,  the  Seller  will not  sell,  pledge,  assign or  transfer  to any other
Person,  or  grant,  create,  incur  or  assume  any Lien on any Home  Loan,  or any  interest therein.  The Seller  will  notify  the  Indenture  Trustee in  writing,  as  assignee  of the
Purchaser,  of the  existence  of any Lien  (other  than as  provided  above) on any Home Loan immediately upon discovery  thereof;  and the Seller will defend the right, title and interest of the  Issuer,  as  assignee of the  Purchaser,  in, to and under the Home Loans  against all claims  of third  parties  claiming  through  or under the  Seller;  provided,  however,  that nothing  in this  Section  4.1 shall be deemed  to apply to any Liens for  municipal  or other local taxes and other  governmental  charges if such taxes or  governmental  charges shall not at the time be due and payable or if the Seller  shall  currently be  contesting  the validity thereof in good faith by appropriate proceedings.

ARTICLE V

                                          SERVICING

Section 5.1.     Servicing.  The Seller will service the Home Loans  pursuant to the terms and conditions  of the  Servicing  Agreement  and will service the Home Loans  directly or through one or more subservicers in accordance therewith.

ARTICLE VI

                            LIMITATION ON LIABILITY OF THE SELLER

Section 6.1.     Limitation  on  Liability  of the Seller.  None of the  directors,  officers, employees or agents of the Seller  shall be under any  liability  to the  Purchaser,  it being expressly  understood that all such liability is expressly  waived and released as a condition of, and as  consideration  for, the execution of this  Agreement.  Except as and to the extent expressly  provided  herein or in the Servicing  Agreement,  the Seller shall not be under any liability to the Trust, the Owner Trustee, the Indenture Trustee or the  Securityholders.  The
Seller and any  director,  officer,  employee or agent of the Seller may rely in good faith on any  document  of any  kind  prima  facie  properly  executed  and  submitted  by  any  Person respecting any matters arising hereunder.

ARTICLE VII

                                         TERMINATION

Section 7.1.     Termination.  The respective  obligations and  responsibilities of the Seller and  the  Purchaser  created  hereby  shall  terminate,  except  for  the  Seller's  indemnity obligations  as provided  herein,  upon the  termination of the Trust pursuant to the terms of the Trust Agreement.

ARTICLE VIII

                                   MISCELLANEOUS PROVISIONS

Section 8.1.     Amendment.  This  Agreement  may be  amended  from time to time by the Seller and the  Purchaser  by  written  agreement  signed by the Seller  and the  Purchaser  with the consent of the Credit  Enhancer  (so long as no Credit  Enhancer  Default has  occurred and is continuing), which consent shall not be unreasonably withheld.

Section 8.2.     GOVERNING  LAW.  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD  TO ITS  CONFLICT  OF LAW
PROVISIONS  (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL  OBLIGATIONS
LAW), AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED
IN ACCORDANCE WITH SUCH LAWS.

Section 8.3.     Notices.  All  demands,  notices  and  communications  hereunder  shall be in writing and shall be deemed to have been duly given if  personally  delivered  at or mailed by registered mail, postage prepaid, addressed as follows:

(i)       if to the Seller:
                      Residential Funding Corporation
                      8400 Normandale Lake Boulevard
                      Suite 250
                      Minneapolis, Minnesota 55437
                      Attention: Managing Director, Structured Finance

or, such other  address as may  hereafter  be  furnished  to the  Purchaser  in writing by the
Seller.

(ii)      if to the Purchaser:
                      Residential Funding Mortgage Securities II, Inc.
                      8400 Normandale Lake Boulevard
                      Suite 250
                      Minneapolis, Minnesota 55437
                      Attention: Managing Director, Structured Finance

(iii)     if to the Custodian:
                      Wells Fargo Bank, N.A.
                      1015 10 Avenue S.E.
                      Minneapolis, Minnesota 55414
                      Attention: MDC-- Account Manager

or such  other  address  as may  hereafter  be  furnished  to the  Seller  in  writing  by the
Purchaser.

Section 8.4.     Severability   of   Provisions.   If  any  one  or  more  of  the  covenants,
agreements,  provisions  of  terms of this  Agreement  shall be held  invalid  for any  reason whatsoever,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5.     Relationship  of  Parties.  Nothing  herein  contained  shall  be  deemed  or construed  to create a  partnership  or joint  venture  between  the parties  hereto,  and the services of the Seller  shall be rendered as an  independent  contractor  and not as agent for the Purchaser.

Section 8.6.     Counterparts.  This  Agreement  may be executed  in one or more  counterparts and by the  different  parties  hereto  on  separate  counterparts,  each  of  which,  when so executed,  shall  be  deemed  to  be  an  original  and  such  counterparts,  together,  shall constitute one and the same agreement.

Section 8.7.     Further  Agreements.  The  Purchaser and the Seller each agree to execute and deliver  to  the  other  such  additional  documents,  instruments  or  agreements  as  may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8.     Intention  of the  Parties.  It is the  intention  of the  parties  that  the
Purchaser  is  purchasing,  and the Seller is selling,  the Home Loans,  rather than a loan by the Purchaser to the Seller  secured by the Home Loans.  Accordingly,  the parties hereto each intend to treat the transaction  for federal income tax purposes as a sale by the Seller,  and a purchase by the  Purchaser,  of the Home Loans.  The Purchaser will have the right to review the Home Loans and the Related  Documents to determine the  characteristics  of the Home Loans which  will  affect  the  federal  income  tax  consequences  of owning the Home Loans and the
Seller will  cooperate  with all  reasonable  requests  made by the Purchaser in the course of such review.

Section 8.9.     Successors and Assigns;  Assignment of This  Agreement.  This Agreement shall bind and  inure to the  benefit  of and be  enforceable  by the  Seller,  Purchaser  and their respective  successors and assigns.  The obligations of the Seller under this Agreement cannot be  assigned or  delegated  to a third party  without the consent of the Credit  Enhancer  (so long as no Credit Enhancer  Default has occurred and is continuing)  and the Purchaser,  which consent shall be at the Credit  Enhancer's and the Purchaser's  sole  discretion,  except that the Credit  Enhancer and the  Purchaser  acknowledge  and agree that the Seller may assign its obligations  hereunder  to any  Affiliate  of the  Seller,  to any  Person  succeeding  to the business  of the  Seller,  to any  Person  into  which the  Seller is merged and to any Person resulting from any merger,  conversion or  consolidation  to which the Seller is a party.  The parties hereto  acknowledge  that the Purchaser is acquiring the Home Loans for the purpose of contributing  them to the  Issuer.  Pursuant to the terms of the Trust  Agreement,  the Issuer will  issue and  transfer  to or at the  direction  of the  Purchaser,  the  Certificates  and pursuant  to the terms of the  Indenture,  the  Issuer  will issue and  transfer  to or at the direction of the  Purchaser,  the Notes  secured by the Home Loans.  As an  inducement  to the
Purchaser  to  purchase  the Home  Loans,  the Seller  acknowledges  and  consents  to (i) the assignment  by the  Purchaser  to the  Issuer of all of the  Purchaser's  rights  against  the
Seller pursuant to this Agreement  insofar as such rights relate to Home Loans  transferred to the  Issuer and to the  enforcement  or  exercise  of any right or remedy  against  the Seller pursuant to this  Agreement by the Issuer,  (ii) the  enforcement  or exercise of any right or remedy  against the Seller  pursuant to this Agreement by or on behalf of the Issuer and (iii)
the  Issuer's  pledge of its  interest  in this  Agreement  to the  Indenture  Trustee and the enforcement  by the  Indenture  Trustee  of any  such  right  or  remedy  against  the  Seller following an Event of Default under the  Indenture.  Such  enforcement of a right or remedy by the Issuer or the Indenture  Trustee,  as applicable,  shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 8.10.    Survival.  The  representations  and warranties made herein by the Seller and the provisions of Article VI hereof shall survive the purchase of the Home Loans hereunder.

        IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Home Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                            as Purchaser

                                            By:    /s/ Joseph Orning
                                            Name:  Joseph Orning
                                            Title: Vice President

                                            RESIDENTIAL FUNDING CORPORATION
                                            as Seller

                                            By:/s/ Heather Anderson
                                            Name:  Heather Anderson
                                            Title: Associate

                                          EXHIBIT A

                                      HOME LOAN SCHEDULE

                                   (Provided Upon Request)

                                          EXHIBIT B

                 APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR FILE FORMAT
                                   FOR LEVELS(R)VERSION 5.7

Standard & Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk  exposure  associated  with the assignee  liability and (b) the tests and thresholds  set forth in those  laws.  Note that  certain  loans  classified  by the  relevant statute as Covered are  included in Standard & Poor's  High Cost Loan  Category  because  they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101
                             et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Cleveland                    Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
Heights, OH                  ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Colorado                     Consumer Equity Protection,              Covered Loan
                             Colo. Stat. Ann.ss.ss.
                             5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Connecticut                  Connecticut Abusive Home       High Cost Home Loan
                             Loan Lending Practices Act, Conn. Gen.
                             Stat.ss.ss.36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

District of                  Home Loan Protection Act, D.C. Codess.ss. Covered Loan
Columbia                     26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Florida                      Fair Lending Act, Fla. Stat.   High Cost Home Loan
                             Ann.ss.ss.494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia                      Georgia Fair Lending Act,                High Cost Home Loan
(Oct. 1, 2002 - Mar. 6,      Ga. Code Ann.ss.ss.7-6A-1 et
2003)                        seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia                      Georgia Fair Lending Act,                High Cost Home Loan
as amended (Mar. 7, 2003 -   Ga. Code Ann.ss.ss.7-6A-1 et
current)                     seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Illinois                     High Risk Home Loan Act,                 High Risk Home Loan
                             Ill. Comp. Stat. tit. 815,
                             ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kansas                       Consumer Credit Code, Kan.               High Loan to Value
                             Stat. Ann.ss.ss.16a-1-101 et seq.        Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Nevada                      Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                            ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                             ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and               High Cost Home Loan
                             Consumer Home Loans Act, S.C. Code
                             Ann.ss.ss.37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

West Virginia                West Virginia Residential                  West Virginia
                             Mortgage Lender, Broker and Servicer       Mortgage Loan Act Loan
                             Act, W. Va. Code Ann.ss.ss.
                             31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia                      Georgia Fair Lending Act,                Covered Loan
(Oct. 1, 2002 - Mar. 6,      Ga. Code Ann.ss.ss.7-6A-1 et
2003)                        seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia                      Georgia Fair Lending Act,                Home Loan
(Oct. 1, 2002 - Mar. 6,      Ga. Code Ann.ss.ss.7-6A-1 et
2003)                        seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
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New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
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North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
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South Carolina               South Carolina High Cost and   Consumer Home Loan
                             Consumer Home Loans Act, S.C. Code
                             Ann.ss.ss.37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
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